MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Kenneth D. Barbuscio, Ernest V. Fabio, Gerard J. Fenerty, Timothy J. Mahoney, J. David Meglen, Michael J. Perini, and any person who shall hold the position of Manager of the Control Department of the Defined Asset Funds Division of the Corporation, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.


  IN WITNESS HEREOF, the undersigned has signed his name hereto in the City of New York as of this ____ day of ________________, 1998.



                      _____________________________
                               Herbert M. Allison, Jr.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Kenneth D. Barbuscio, Ernest V. Fabio, Gerard J. Fenerty, Timothy J. Mahoney, J. David Meglen, Michael J. Perini, and any person who shall hold the position of Manager of the Control Department of the Defined Asset Funds Division of the Corporation, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.


  IN WITNESS HEREOF, the undersigned has signed his name hereto in the City of New York as of this ____ day of ________________, 1998.



                      _____________________________
                               George A. Schieren

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Kenneth D. Barbuscio, Ernest V. Fabio, Gerard J. Fenerty, Timothy J. Mahoney, J. David Meglen, Michael J. Perini, and any person who shall hold the position of Manager of the Control Department of the Defined Asset Funds Division of the Corporation, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Corporate Income Fund; Defined Asset Funds; Equity Investor Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of the said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.


  IN WITNESS HEREOF, the undersigned has signed his name hereto in the City of New York as of this ____ day of ________________, 1998.



                      _____________________________
                                John L. Steffens